CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Clifford D. Corso, President of Rivus Bond Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:  NOVEMBER 29, 2007         /S/ CLIFFORD D. CORSO
     -------------------------   -----------------------------------------------
                                 Clifford D. Corso, President
                                 (principal executive officer)

I, Marc D. Morris, Treasurer of Rivus Bond Fund (the "Registrant"),certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Date:  NOVEMBER 29, 2007          /S/ MARC D. MORRIS
     -------------------------    ----------------------------------------------
                                  Marc D. Morris, Treasurer
                                  (principal financial officer)